THIRD MODIFICATION AGREEMENT

                              (AD&C Loan Agreement)

      THIS THIRD MODIFICATION AGREEMENT (AD&C Loan Agreement) ("Third Modification Agreement"), dated effective as of the 15th day of February, 2006 ("Effective Date"), is entered into by and between BLUEGREEN VACATIONS
UNLIMITED, INC., a Florida corporation ("BVU") and BLUEGREEN/BIG CEDAR VACATIONS, LLC, a Delaware limited liability company ("BCV" and collectively with BVU, "Borrower") and RESIDENTIAL FUNDING CORPORATION, a Delaware corporation ("Lender") with respect to the Loan Documents defined below.

                                R E C I T A L S:

      A. BVU and Lender are parties to that certain Loan Agreement dated as of February 10, 2003, as amended by a Modification Agreement dated as of September 10, 2003, as amended by letter agreement dated as of September 10, 2003 and as amended by a Second Modification Agreement dated as of September 15, 2004 (collectively, "Loan Agreement"), pursuant to which Lender agreed to make a revolving acquisition, development and construction loan to Borrower on the terms and conditions set forth therein in a maximum principal amount of $75,000,000 ("Loan"). BCV agreed to become a borrower under and to be bound by the terms of the Loan Agreement and to be jointly and severally liable for the Loan pursuant to that certain Project Commitment (Big Cedar Wilderness Club) dated October 10, 2003 between Borrower and Lender ("Big Cedar Project Commitment"). BCV's monetary liability under the Loan, however, is limited pursuant to the terms of the Big Cedar Project Commitment as provided therein. The documents executed in connection with the Loan are collectively referred to herein as the "Loan Documents." All terms used herein with initial capital letters, unless otherwise defined herein, shall have the same meanings given such terms in the Loan Agreement.

      B. Bluegreen Corporation, a Massachusetts corporation, executed a Full Guaranty dated as of February 10, 2003 (as amended, "Guaranty") in favor of Lender Guarantying the payment and performance of the obligations of Borrower under the Loan Documents.

      C. The total outstanding balance of the Loan presently owed by Borrower to Lender as of February 10, 2006 is $35,605,695.57 ("Loan Balance"), plus any and all accrued and unpaid interest thereon and certain costs and expenses of Lender to the extent due and owing under the Loan Documents.

      D. Borrower has requested that Lender modify the Loan and the other Loan Documents to, among other things: (i) extend the Approval Period during which new projects will be considered for approval for funding from proceeds of the Loan, (ii) extend the Maturity Date applicable to the Loan, (iii) decrease the margin applicable to the LIBOR rate of interest accruing on the Loan from 4.75% to 4.50%, and (iv) increase the Loan Amount under the Loan Agreement from $75,000,000 to $150,000,000. Lender is willing to so modify the Loan, the Loan Agreement and the other Loan Documents, subject to the terms and conditions herein.

      E.  All  of  the  documents   executed  in  connection   with  this  Third
Modification

Agreement, inclusive of the Third Modification Agreement, shall be referred to herein as the "Modification Documents."

                               A G R E E M E N T:

      NOW THEREFORE, in consideration of the foregoing premises and the mutual covenants hereinafter stated, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Acknowledgement of Existing Indebtedness.

      1.1 Borrower acknowledges that it is truly and justly indebted to Lender in the amount of the Loan Balance, plus all accrued and unpaid interest on the Loan and all other costs, fees and expenses that are, under the Loan Agreement or the other Loan Documents, properly chargeable to Borrower.

      1.2 Borrower acknowledges that, as of the date hereof, it has (i) no defense, counterclaim, offsets, cross-complaint, claim or demand of any nature whatsoever which can be asserted as a basis to seek affirmative relief or damages from Lender or to reduce or eliminate all or any part of its liability to repay the Loan, and (ii) no other claim against Lender with respect to any aspect of the transactions in respect of which the Loan was made.

2. Modification to Loan Documents.

      2.1 Modification of Loan Agreement: As material inducements to Lender to enter into this Third Modification Agreement, and acknowledging Lender's reliance upon such inducements, the parties agree that the Loan Agreement is amended in the following respects:

            (a) Modification of Definitions within Loan Agreement:

                  (i) The definition of the term "Approval Period Termination Date" is hereby amended by deleting such definition in its entirety and replacing and substituting in lieu thereof the following:

                  "Approval Period Termination Date" means the date which is 24 months after the Effective Date of this Third Modification Agreement (i.e. February 15, 2008).

                  (ii) The definition of the term "Commitment Fee" is hereby amended by deleting such definition in its entirety and replacing and substituting in lieu thereof the following:

                  "Commitment Fee" means 3/4 of 1% of the Loan Amount, i.e. $1,125,000, of which Borrower has paid $562,500 as of the Effective Date of this Third Modification and the remainder of which is required to be paid by Borrower on the dates set forth in Section 2.4.

                  (iii) The definition of the term "Interest Rate" is hereby amended to mean the variable interest rate per annum equal to LIBOR plus 4.50%.

                  (iv) The definition of the term "Loan Amount" is hereby amended to mean $150,000,000 (with the understanding that all references in the Loan Agreement stating the prior acquisition, development and construction loan amount of $75,000,000 is concurrently amended to read $150,000,000).

                  (v) The definition of the term "Maturity Date" is hereby amended by deleting such definition in its entirety and replacing and substituting in lieu thereof the following:

                  "Maturity Date" means the first to occur of (i) the Project Loan Repayment Date set forth in the last Project Commitment incorporated into this Loan Agreement, (ii) the date which is 66 months from the Approval Period Termination Date or (iii) any earlier date on which the Loan is accelerated or otherwise required to be repaid pursuant to the terms of the Loan Agreement.

            (b) Modification of Loan Agreement Terms:

                  (i) Section 2.4 of the Loan Agreement is hereby amended by deleting the existing Section 2.4 in its entirety and replacing and substituting in lieu thereof the following Section 2.4:

                  Section 2.4 Commitment Fee

                  Lender acknowledges receipt of $562,500.00 of the Commitment Fee as of the Effective Date of this Third Modification Agreement. Borrower will pay to Lender the remaining amount of the Commitment Fee 90 days from the Effective Date of this Third Modification Agreement.

                  (ii) Section 5.5(2) of the Loan Agreement is hereby amended by deleting the existing Section 5.5(2) in its entirety and replacing and substituting in lieu thereof the following Section 5.5(2):

                  5.5(2) Ratio of Total Liabilities to Net Worth. At all times, the ratio of the Debt of Bluegreen Corporation determined in accordance with GAAP consistently applied on a consolidated basis, not including non-recourse, receivables-backed debt of up to $500 million and not including, but not limited to, contingent liabilities, to its Net Worth shall not exceed 2.5:1.

      2.2 Modification of Other Loan Documents. Without limiting Lender's right to require that all other Loan Documents be expressly amended by a separate instrument in order to effect the intent of this Third Modification Agreement, all of the Loan Documents are hereby deemed to be amended to include this Third Modification Agreement and the other Modification Documents with the additional understanding and agreement that any reference to the Loan

Amount shall be equal to $150,000,000.

3. Fees, Costs and Expenses.

      Borrower agrees to pay to Lender all reasonable costs and expenses incurred by Lender in connection with this Third Modification Agreement and the other modification of the Loan Documents, including, without limitation, attorneys' fees and expenses incurred. Such legal fees and expenses shall include, without limitation, the costs associated with this Third Modification Agreement. Borrower agrees to pay such costs and expenses to Lender immediately upon the execution of this Third Modification Agreement.

4. Reaffirmation of Existing Security Interests. Borrower hereby confirms and agrees that Lender's security interest in all of the collateral previously pledged to Lender pursuant to the Loan Documents shall continue to secure the payment and performance of all of Borrower's Obligations to Lender, as modified by this Third Modification Agreement.

5. Representations, Warranties And Agreements Of Borrower. As material inducements to Lender to enter into this Third Modification Agreement, and acknowledging Lender's reliance upon the truth and accuracy thereof, Borrower represents, warrants, acknowledges and agrees that to Borrower's actual, present knowledge:

      5.1 The recitals set forth above are true and correct.

      5.2 All financial statements and other information delivered to Lender by or on behalf of Borrower or Guarantor in connection with this Third Modification Agreement were true and correct as of the respective dates thereof, and that their has not been a Material Adverse Change in either of Borrower's or Guarantor's financial condition since that presented by the latest financial statements and other information provided to Lender. Lender acknowledges that the financial restatements publicly disclosed in Guarantor's current report on Form 8-K dated December 19, 2005 will not constitute a breach of Section 5.2 or
5.3 herein or Section 4.6 of the Loan Agreement.

      5.3 As of the date hereof, no Event of Default or Incipient Default exists with respect to the Loan Documents.

      5.4 As of the date hereof, Borrower is not the subject of a pending bankruptcy proceeding and Borrower is not aware of any threatened bankruptcy proceeding against Borrower.

      5.5 As of the date hereof, Guarantor is not the subject of a pending bankruptcy proceeding, and Borrower is not aware of any threatened bankruptcy proceeding against Guarantor.

      5.6 There are no proceedings pending or threatened against or affecting Borrower (or to the best of Borrower's knowledge, threatened against or affecting Guarantor) in any court, before any governmental authority, or arbitration board or tribunal which may result in a Material Adverse Change. Lender acknowledges that Borrower has disclosed to Lender the proceeding filed by the State of Tennessee as disclosed in Guarantor's September 30, 2005 Form 10-Q.

      5.7  All of the  representations  and  warranties  contained  in the  Loan
Agreement and the other Loan Documents are true and correct as of the date hereof and are hereby reaffirmed and ratified.

      5.8 This Third Modification Agreement and any documents and instruments executed in connection herewith have been authorized by all necessary action and when executed will be the legal, valid and binding obligations of Borrower.

      5.9  Borrower's   execution,   delivery  and  performance  of  this  Third
Modification Agreement does not and will not (i) violate any law, rule, regulation or court order to which Borrower is subject, (ii) conflict with or result in a breach of the articles of formation, bylaws, operating agreement, partnership agreement or other formation document of Borrower or any agreement or instrument to which Borrower is a party or by which its properties are bound, or (iii) result in the creation or imposition of any lien, security interest or encumbrance on any property of Borrower, whether now owned or hereafter acquired, other than liens in favor of Lender.

      5.10 Borrower acknowledges that Borrower has consulted with counsel and with such other experts and advisors as it has deemed necessary in connection with the negotiation, execution and delivery of this Third Modification Agreement. This Third Modification Agreement shall be construed without regard to any presumption or rule requiring that it be construed against the party causing this Third Modification Agreement or any part hereof to be drafted.

      5.11 All terms, conditions and provisions of the Loan Agreement, the applicable promissory note and the other Loan Documents are hereby reaffirmed, ratified and continued in full force and effect and shall remain unaffected and unchanged except as specifically amended hereby.

6. Conditions Precedent To Effectiveness. The effectiveness of this Third Modification Agreement is subject to the full and complete satisfaction of each and every one of the following conditions precedent:

      6.1 Lender shall have received the following documents duly executed and in form and substance acceptable to Lender:

            (a)   this Third Modification Agreement;

            (b)   an Amendment No. 3 to the Note;

            (c)   a Consent and Agreement of Guarantor;

            (d)   Resolutions   of  Borrower  and  Guarantor   authorizing   the
                  execution of the Modification Documents;

            (e)   an opinion from  counsel to Borrower and  Guarantor as to such
                  matters  as  Lender  may  require,   which  counsel  shall  be
                  reasonably satisfactory to Lender; and

            (f) such other documents that Lender in its discretion may require.

      6.2 Lender shall have received from Borrower any amounts due to Lender pursuant to Section 3 of this Third Modification Agreement.

7. Miscellaneous Terms.

      7.1 Complete Agreement. Notwithstanding anything to the contrary contained herein or in any other instrument executed by the parties and notwithstanding any other action or conduct undertaken by the parties on or before the date hereof, the agreements, covenants and provisions contained herein shall constitute the only evidence of Lender's agreement to modify the Loan Agreement and the other Loan Documents. Accordingly, no express or implied consent to any further modifications shall be inferred or implied by Lender's execution of this Third Modification Agreement. The Loan Agreement and this Third Modification Agreement, together with the other Loan Documents, constitute the entire agreement and understanding among the parties relating to the subject matter hereof, and supersedes all prior proposals, negotiations, agreements and understandings relating to such subject matter. In entering into this Third Modification Agreement, Borrower acknowledges that it is relying on no statement, representation, warranty, covenant or agreement of any kind made by the Lender or any employee or agent of the Lender, except for the agreements of Lender set forth herein.

      7.2 No Waiver. Lender's execution of this Third Modification Agreement shall not constitute a waiver (either express or implied) of the requirement that any further modification of the Loan Agreement or of any other Loan Document shall require the express written approval of Lender. No such approval (either express or implied) has been given as of the date hereof.

      7.3 Full Force and Effect; Conflict. Other than as specifically set forth herein, the remaining terms of the Loan Agreement and the other Loan Documents shall remain in full force and effect. Notwithstanding anything to the contrary contained in the Loan Agreement or the other Loan Documents, in the event of a conflict between the terms of this Third Modification Agreement (on the one hand) and the Loan Agreement or other Loan Documents (on the other hand), the terms of this Third Modification Agreement shall control. Nothing contained in this Third Modification Agreement is intended to or shall be construed as relieving any person or entity, whether a party to this Third Modification Agreement or not, of any of such person's or entity's obligations to Lender.

      7.4 Successors and Assigns. The Loan Documents as modified herein shall be binding upon and shall inure to the benefit of Borrower and Lender and their successors and assigns and the executors, legal administrators, personal representatives, heirs, devisees, and beneficiaries of Borrower, provided, however, Borrower may not assign any of its rights or delegate any of its obligations under the Loan Documents and any purported assignment or delegation shall be void.

      7.5 Severability. If any one or more of the provisions of a Modification Document is held to be invalid, illegal or unenforceable in any respect or for any reason (all of which invalidating laws are waived to the fullest extent possible), the validity, legality and enforceability of any remaining portions of such provision(s) in every other respect and of the remaining provision(s) of such Modification Document shall not be in any respect impaired. In lieu of each such unenforceable provision, there shall be added automatically as a part of such Modification Document a provision that is legal, valid and enforceable and is as similar in terms to such unenforceable provisions as may be possible.

      7.6 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document. Signature pages may be detached from the counterparts and attached to a single copy of this Third Modification Agreement to physically form one document.

      7.7 BCV Obligations. Nothing herein shall modify or increase BCV's monetary obligations under the Loan to the extent that such obligations are limited pursuant to Section 4 of the Big Cedar Project Commitment. Furthermore, the parties acknowledge that pursuant to Section 7.4(c) of the Loan Agreement, upon payment in full of the Project Loan issued under the terms of the Big Cedar Project Commitment, the Project Security Instruments corresponding to the Big Cedar Project Commitment shall be released provided that no Event of Default or Potential Default shall exist under the Loan Agreement.

DATED as of the date first above stated.

                                        BORROWER:

                                        BLUEGREEN VACATIONS UNLIMITED, INC.,
                                        a Florida corporation


                                        By:
                                           -------------------------------------
                                        Printed Name:
                                                     ---------------------------
                                        Title:
                                              ----------------------------------


                                        BLUEGREEN/BIG CEDAR VACATIONS, LLC,
                                        a Delaware limited liability company


                                        By:
                                           -------------------------------------
                                        Printed Name:
                                                     ---------------------------
                                        Title:
                                              ----------------------------------


                                        LENDER

                                        RESIDENTIAL FUNDING CORPORATION,
                                        a Delaware corporation


                                        By
                                          --------------------------------------
                                        Print Name: Jeff Owings
                                        Its: Managing Director